UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

GRIFFON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware             1-06620         11-1893410
(State or Other Jurisdiction      (Commission (I.R.S. Employer
    of Incorporation)          File Number) Identification No.)

    712 Fifth Avenue, 18th Floor
    New York, New York                       10019
(Address of Principal Executive Offices)         (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Griffon Corporation (the “Company”) filed with the Securities and Exchange Commission on January 28, 2022 (the “Original Report”) related to the completion of the Company’s acquisition of Hunter Fan Company from MidOcean Partners (the “Hunter Acquisition”). The Hunter Acquisition was completed pursuant to an Agreement and Plan of Merger dated as of December 17, 2021. In response to parts (a) and (b) of Item 9.01 of the Original Report, the Company stated that it would file the required financial statements of the Hunter Acquisition and pro forma financial information by amendment, as permitted by Items 9.01(a) and 9.01(b) of Form 8-K. This Form 8-K/A amends the Original Report to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The consolidated financial statements of, and the report of independent certified public accountants on, the Hunter Business as of October 29, 2021 and October 30, 2020, and for each of the years in the two-year period ended October 29, 2021 are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2021 and the unaudited pro forma condensed combined balance sheet as of September 30, 2021, in each case giving effect to the acquisition of the Hunter Business, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what the Company’s results of operations would actually have been had the acquisition occurred on the date indicated, the Company’s expected financial position or the results of the Company’s operations for any future period.

(d)     Exhibits.

23.1    Consent of Independent Auditors of Hunter Fan Company

99.1    Consolidated financial statements of, and the report of independent certified public accountants on, the Hunter Business as of October 29, 2021 and October 30, 2020, and for each of the years in the two-year period ended October 29, 2021 are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

99.2    The unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2021 and the unaudited pro forma condensed combined balance sheet as of September 30, 2021, in each case giving effect to the acquisition of the Hunter Business, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By:    /s/ Brian G. Harris
    Brian G. Harris
    SVP and Chief Financial Officer

Date: April 11, 2022

Exhibit Index

23.1 Consent of Crowe LLP

99.1 Consolidated financial statements of, and the report of independent certified public accountants on, the Hunter Business as of October 29, 2021 and October 30, 2020, and for each of the years in the two-year period ended October 29, 2021

99.2 Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended September 30, 2021